UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

SM Energy Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31539	41-0518430
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 3200 Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-861-8140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously announced, on November 2, 2025, SM Energy Company, a Delaware corporation (“SM Energy” or the “Company”), Cars Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Civitas Resources, Inc., a Delaware corporation (“Civitas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provided for, among other things (i) the merger of Merger Sub with and into Civitas, with Civitas surviving as a wholly owned subsidiary of the Company (the “first merger” and the effective time of the first merger pursuant to the terms of the Merger Agreement, the “first effective time”), and (ii) immediately following the first merger, the merger of Civitas, as the surviving corporation of the first merger, with and into the Company, with the Company continuing as the surviving corporation (together with the first merger, the “Mergers”). On January 30, 2026, following approval by the stockholders of both SM Energy and Civitas at special meetings held on January 27, 2026, the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) were consummated, and Civitas and Merger Sub ceased to exist as separate entities.

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On January 30, 2026, SM Energy entered into a Fourth Amendment to Seventh Amended and Restated Credit Agreement (the “Fourth Amendment”) with Wells Fargo Bank, National Association, as administrative agent for the lenders, issuing banks and swingline lender party thereto, and each of the lenders that is a party thereto, which amends the Seventh Amended and Restated Credit Agreement, dated as of August 2, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Fourth Amendment, the “Credit Agreement”).

The Fourth Amendment amends certain provisions of the Credit Agreement to, among other things, (i) permit the assumption of outstanding Civitas senior unsecured notes and add the subsidiaries of Civitas as guarantors under the Credit Agreement, (ii) extend the maturity date for elected revolving commitments to January 30, 2031, (iii) increase the aggregate elected revolving commitments from $2.0 billion to $2.5 billion, (iv) increase the borrowing base from $3.0 billion to $5.0 billion, (v) eliminate the credit spread adjustment applicable to Term SOFR loans (as defined in the Credit Agreement), and (vi) make certain other amendments to the financial covenant definitions and provide additional flexibility under certain affirmative covenants, negative covenants and events of default.

The above description of the Fourth Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Supplemental Indentures

In connection with the completion of the Mergers, on January 30, 2026, the Company, the guarantors party thereto and Computershare Trust Company, N.A., as trustee (the “Trustee”), entered into (i) the Fourth Supplemental Indenture (the “2026 Fourth Supplemental Indenture”) to that certain indenture, dated as of October 13, 2021 (as supplemented, the “2026 Notes Indenture”), by and among Civitas, the guarantors party thereto and the Trustee (as successor to Wells Fargo Bank, National Association), pursuant to which Civitas issued 5.000% Senior Notes due 2026 (the “2026 Notes”) of which $400 million is currently outstanding, (ii) the Second Supplemental Indenture (the “2028 Second Supplemental Indenture”) to that certain indenture, dated as of June 29, 2023 (as supplemented, the “2028 Notes Indenture”), by and among Civitas, the guarantors party thereto and the Trustee, pursuant to which Civitas issued 8.375% Senior Notes due 2028 (the “2028 Notes”) of which $1,350 million is currently outstanding, (iii) the Second Supplemental Indenture (the “2031 Second Supplemental Indenture”) to that certain indenture, dated as of June 29, 2023 (as supplemented, the “2031 Notes Indenture”), by and among Civitas, the guarantors party thereto and the Trustee, pursuant to which Civitas issued 8.750% Senior Notes due 2031 (the “2031 Notes”) of which $1,350 million is currently outstanding, (iv) the First Supplemental Indenture (the “2030 First Supplemental Indenture”) to that certain indenture, dated as of October 17, 2023 (as supplemented, the “2030 Notes Indenture”), by and among Civitas, the guarantors party thereto and the Trustee, pursuant to which Civitas issued 8.625% Senior Notes due 2030 (the “2030 Notes”) of which $1,000 million is currently outstanding, and (v) the First Supplemental Indenture (the “2033 First Supplemental Indenture”) to that certain indenture, dated as of June 3, 2025 (as supplemented, the “2033 Notes Indenture”), by and among Civitas, the guarantors party thereto and the Trustee, pursuant to which Civitas issued 9.625% Senior Notes due 2033 (the “2033 Notes” and together with the 2026 Notes, the 2028 Notes, the 2031 Notes and the 2030 Notes, the “Notes”) of which $750 million is currently outstanding. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by all of the former Civitas subsidiaries. Such subsidiaries will also become guarantors under the Company’s other indentures within the time periods required by each such indenture.

Pursuant to the 2026 Fourth Supplemental Indenture, the 2028 Second Supplemental Indenture, the 2031 Second Supplemental Indenture, the 2030 First Supplemental Indenture and the 2033 First Supplemental Indenture (collectively, the “Supplemental Indentures”), the Company assumed all of the obligations of Civitas under the 2026 Notes Indenture, the 2028 Notes Indenture, the 2031 Notes Indenture, the 2030 Notes Indenture and the 2033 Notes Indenture (collectively, the “Indentures”), respectively, and the respective series of Notes issued thereunder.

Principal and Interest

2026 Notes. The 2026 Notes will mature on October 15, 2026. Interest on the 2026 Notes accrues at the rate of 5.000% per annum and is payable semi-annually in arrears on April 15 and October 15 of each year.

2028 Notes. The 2028 Notes will mature on July 1, 2028. Interest on the 2028 Notes accrues at the rate of 8.375% per annum and is payable semi-annually in arrears on January 1 and July 1 of each year.

2031 Notes. The 2031 Notes will mature on July 1, 2031. Interest on the 2031 Notes accrues at the rate of 8.750% per annum and is payable semi-annually in arrears on January 1 and July 1 of each year.

2030 Notes. The 2030 Notes will mature on November 1, 2030. Interest on the 2030 Notes accrues at the rate of 8.625% per annum and is payable semi-annually in arrears on May 1 and November 1 of each year.

2033 Notes. The 2033 Notes will mature on June 15, 2033. Interest on the 2033 Notes accrues at the rate of 9.625% per annum and is payable semi-annually in arrears on June 15 and December 15 of each year.

Optional Redemption

2026 Notes. The Company may redeem all or part of the 2026 Notes at a redemption price (expressed as a percentage of the principal amount redeemed) equal to 100.000%, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

2028 Notes. The Company may redeem all or part of the 2028 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.188% for the twelve-month period beginning on July 1, 2025; (ii) 102.094% for the twelve-month period beginning on July 1, 2026; and (iii) 100.000% for the period beginning July 1, 2027, and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

2030 Notes. The Company may redeem up to 35% of the aggregate principal amount of the 2030 Notes at any time prior to November 1, 2026, with an amount not to exceed the net cash proceeds from certain equity offerings at a redemption price equal to 108.625% of the principal amount of the 2030 Notes redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, provided, however, that (i) at least 65.0% of the aggregate principal amount of 2030 Notes originally issued on the issue date (but excluding 2030 Notes held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption (unless all such Notes are redeemed substantially concurrently) and (ii) the redemption occurs within 180 days after the date of the closing of such equity offering. On or after November 1, 2026, the Company may redeem all or part of the 2030 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.313% for the twelve-month period beginning on November 1, 2026; (ii) 102.156% for the twelve-month period beginning on November 1, 2027; and (iii) 100.000% for the period beginning November 1, 2028, and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

2031 Notes. At any time prior to July 1, 2026, the Company may redeem all or part of the 2031 Notes, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the “make-whole” premium at the redemption date, plus (iii) accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date). The Company may redeem up to 35% of the aggregate principal amount of the 2031 Notes at any time prior to July 1, 2026, with an amount not to exceed the net cash proceeds from certain equity offerings at a redemption price equal to 108.750% of the principal amount of 2031 Notes redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, provided, however, that (i) at least 65.0% of the aggregate principal amount of the 2031 Notes originally issued on the issue date (but excluding 2031 Notes held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption (unless all such 2031 Notes are redeemed substantially concurrently) and (ii) the redemption occurs within 180 days after the date of the closing of such equity offering. On or after July 1, 2026, the Company may redeem all or part of the 2031 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.375% for the twelve-month period beginning on July 1, 2026; (ii) 102.188% for the twelve-month period beginning on July 1, 2027; and (iii) 100.000% for the period beginning July 1, 2028, and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

2033 Notes. The Company may redeem up to 35% of the aggregate principal amount of the 2033 Notes at any time prior to June 15, 2028, with an amount not to exceed the net cash proceeds from certain equity offerings at a redemption price equal to 109.625% of the principal amount of the 2033 Notes redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, provided, however, that (i) at least 65% of the aggregate principal amount of 2033 Notes originally issued on the issue date (but excluding 2033 Notes held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption (unless all such 2033 Notes are redeemed substantially concurrently) and (ii) the redemption occurs within 180 days after the date of the closing of such equity offering. At any time prior to June 15, 2028, the Company may redeem all or part of the 2033 Notes, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the “make-whole” premium at the redemption date, plus (iii) accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date). On or after June 15, 2028, the Company may redeem all or part of the 2033 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.813% for the twelve-month period beginning on June 15, 2028; (ii) 102.406% for the twelve-month period beginning on June 15, 2029; and (iii) 100.000% for the period beginning June 15, 2030 and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

Change of Control

If a change of control (as defined in each of the Indentures) occurs with respect to a series of Notes, holders of such series of Notes will have the right to require the Company to repurchase all or any part of their Notes of such series at a purchase price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Covenants

The Indentures governing the Notes contain covenants that limit, among other things, the Company’s ability and the ability of its subsidiaries to: incur or guarantee additional indebtedness; create liens securing indebtedness; pay dividends on or redeem or repurchase stock or subordinated debt; make specified types of investments and acquisitions; enter into or permit to exist contractual limits on the ability of the Company’s subsidiaries to pay dividends to the Company; enter into transactions with affiliates; and sell assets or merge with other companies. These covenants are subject to a number of important limitations and exceptions.

Events of Default

The Indentures provide for customary events of default with respect to the applicable series of Notes, including nonpayment of principal or interest, failure to comply with covenants, failure of guarantees, certain judgment defaults, bankruptcy or insolvency events, and cross-acceleration. Upon the occurrence and continuation of certain events of default, the Trustee or holders of at least 25% in aggregate principal amount of the applicable series of Notes may declare the principal of, and accrued and unpaid interest on, such Notes immediately due and payable.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the heading “Introduction” above is incorporated by reference into this Item 2.01.

As discussed in the Introduction, on January 30, 2026, the Mergers were consummated upon the terms and subject to the conditions of the Merger Agreement. In connection with the consummation of the Mergers, subject to certain exceptions set forth in the Merger Agreement, each share of common stock, par value $0.01 per share, of Civitas (“Civitas Common Stock”) issued and outstanding immediately prior to the first effective time (other than certain cancelled shares) was converted into the right to receive 1.45 shares (the “exchange ratio”) of common stock, par value $0.01 per share, of SM Energy (“SM Energy Common Stock”), and each share of Civitas Common Stock held in treasury by Civitas was automatically cancelled and ceased to exist. The issuance of shares of SM Energy Common Stock pursuant to the terms of the Merger Agreement, and other shares of SM Energy Common Stock reserved for issuance in connection with the Transactions, were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to SM Energy’s registration statement on Form S-4, as amended (File No. 333-291956), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 19, 2025. The joint proxy statement/prospectus included in the registration statement contains additional information about the Mergers.

Additionally, at the first effective time, outstanding Civitas equity awards were treated as follows:

•	each outstanding Civitas restricted stock unit award (“Civitas RSU Award”) was assumed by SM Energy and remains subject to the same terms and conditions as were applicable to such Civitas RSU Award as of immediately prior to the first effective time, but was converted into an award with respect to a number of shares of SM Energy Common Stock (rounded up to the nearest whole number of shares) equal to the product of (i) the number of shares of Civitas Common Stock subject to such Civitas RSU Award immediately prior to the first effective time and (ii) the exchange ratio;

•	each outstanding Civitas performance stock unit award (“Civitas PSU Award”) was assumed by SM Energy and remains subject to the same terms and conditions as were applicable to such Civitas PSU Award as of immediately prior to the first effective time (other than performance-based vesting conditions), but was converted into an award with respect to a number of shares of SM Energy Common Stock (rounded up to the nearest whole number of shares) equal to the product of (i) the target number of shares of Civitas Common Stock subject to such Civitas PSU Award as of immediately prior to the first effective time and (ii) the exchange ratio; and

•	each outstanding Civitas option award (“Civitas Option Award”) was assumed by SM Energy and remains subject to the same terms and conditions as were applicable to such Civitas Option Award, but was converted into an option to purchase that number of shares of SM Energy Common Stock (rounded down to the nearest whole share) equal to the product of (x) the number of shares of Civitas Common Stock subject to such Civitas Option Award immediately prior to the first effective time and (y) the exchange ratio, at an exercise price per share of SM Energy Common Stock (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Civitas Option Award divided by (B) the exchange ratio.

The foregoing description of the Transactions and the Merger Agreement is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreement and the Supplemental Indentures is incorporated by reference into this Item 2.03.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2026, the Company filed an amendment to the Company’s restated certificate of incorporation (the “Charter Amendment”), increasing the authorized shares of SM Energy Common Stock from 200 million to 400 million. As previously announced, the amendment was approved by the Company’s stockholders at the Company’s special meeting of stockholders held on January 27, 2026. The foregoing description is qualified in its entirety by reference to the full text of the Charter Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On January 30, 2026, the Company issued a press release announcing the closing of the Transactions. On the same date, the Company issued another press release announcing the entry into the Fourth Amendment. A copy of each press release is furnished herewith as Exhibit 99.1 and 99.2, respectively, and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Civitas as of December 31, 2024 and 2023, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes thereto, are attached hereto as Exhibit 99.3, and are incorporated herein by reference from Civitas’ Annual Report on Form 10-K for the year ended December 31, 2024, File No. 001-35371, filed with the SEC on February 24, 2025.

The unaudited condensed consolidated financial statements of Civitas as of September 30, 2025, and for the three and nine months ended September 30, 2025 and 2024, and the related notes thereto, are attached hereto as Exhibit 99.4, and are incorporated herein by reference from Civitas’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, File No. 001-35371, filed with the SEC on November 6, 2025.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of SM Energy as of September 30, 2025, for the nine months ended September 30, 2025 and for the year ended December 31, 2024, are attached hereto as Exhibit 99.5 and are incorporated herein by reference from Amendment No. 1 to the Company’s Registration Statement on Form S-4, File No. 333-291956, filed with the SEC on December 17, 2025.

(d) Exhibits:

2.1	Agreement and Plan of Merger among SM Energy Company, Cars Merger Sub, Inc., and Civitas Resources, Inc., dated as of November 2, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2025).

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of SM Energy Company, dated January 30, 2026.

10.1	Fourth Amendment to Seventh Amended and Restated Credit Agreement, dated as of January 30, 2026, by and among SM Energy Company, each of the Lenders that is a party thereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders, the Issuing Banks and the Swingline Lender.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Civitas Resources, Inc.

23.2	Consent of Ryder Scott Company, L.P., independent reserve engineer for Civitas Resources, Inc.

99.1	Press Release, dated January 30, 2026, entitled “SM Energy Closes Merger with Civitas Resources”.

99.2	Press Release, dated January 30, 2026, entitled “SM Energy Announces Credit Facility Amendment”.

99.3	Audited Consolidated Financial Statements of Civitas Resources, Inc. as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 (incorporated by reference to Item 8. “Financial Statements and Supplementary Data” in Civitas’ Annual Report on Form 10-K for the year ended December 31, 2024, File No. 001-35371, filed with the SEC on February 24, 2025).

99.4	Unaudited Condensed Consolidated Financial Statements of Civitas Resources, Inc. as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024 (incorporated by reference to Item 1. “Financial Statements” in Civitas’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, File No. 001-35371, filed with the SEC on November 6, 2025).

99.5	Unaudited pro forma condensed combined financial information of SM Energy Company as of September 30, 2025, for the nine months ended September 30, 2025 and for the year ended December 31, 2024 (incorporated by reference to Amendment No. 1 to the Company’s Registration Statement on Form S-4, File No. 333-291956, filed with the SEC on December 17, 2025, under the heading “Unaudited Pro Forma Condensed Combined Financial Statements”).

99.6	Report of Ryder Scott Company, L.P., independent reserve engineer for Civitas Resources, Inc., for reserves as of December 31, 2024 (incorporated by reference to Exhibit 99.1 to Civitas’ Annual Report on Form 10-K, filed with the SEC on February 24, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2026

SM ENERGY COMPANY

	By:	/s/ JAMES B. LEBECK
		Name:	James B. Lebeck
		Title:	Executive Vice President – Chief Corporate Development Officer, General Counsel and Corporate Secretary